UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21575

BRYCE CAPITAL GROWTH FUND

BRYCE CAPITAL VALUE FUND,

EACH A SERIES OF BRYCE CAPITAL FUNDS

 (Exact name of registrant as specified in charter)

2 Thornell Road, Pittsford, NY

14534

(Address of principal executive offices)

(Zip code)

Dennis E. Lohouse, Treasurer, Bryce Capital Funds, 2 Thornell Road, Pittsford, NY 14534

Registrant's telephone number, including area code: 585-381-2990

Date of fiscal year end: 6/30/07

Date of reporting period: 06/30/07

Form N-CSR is to used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. – 3507.

Item 1.  Reports to Stockholders.

Bryce Capital Growth Fund

Bryce Capital Value Fund

Annual Report to Shareholders

June 30, 2007

The Views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Funds will continue to hold these securities in the future. Before investing, please carefully read the prospectus, which contains more complete information, including the investment objective, fees, risks and expenses. Contact the Bryce Capital Funds at 1-866-62BRYCE if you have any questions or to obtain a prospectus. The prospectus can also be obtained from our website at www.brycefunds.com

Performance data quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risks, which is the possibility that the market values of securities owned by the Funds will decline and the value of the Funds’ shares may therefore be less than what you paid for them.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Table of Contents

President’s Letter to Shareholders

Bryce Capital Value Fund

Portfolio Commentary

Performance and Returns...

Top Ten Holdings

Top Five Sectors

Schedule of Investments.

Financial Statements.

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets..

Financial Highlights

Bryce Capital Growth Fund

Portfolio Commentary

Performance and Returns...

Top Ten Holdings

Top Five Sectors

Schedule of Investments.

Financial Statements

Statement of Assets and Liabilities

Statement of Operations.

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements.

Shareholder Fee Examples.

Trustees and Officers..

Report of Independent Registered Public Accounting Firm

Letter to Shareholders

Dear Valued Shareholder:

June 30, 2007

As a fellow shareholder, I would again like to take this opportunity to thank you for your investment in the Bryce Family of Mutual Funds.  I would also like to thank the new shareholders that have made investments in our funds since the last report.

We continue to be pleased with and proud of the performance that we have generated in your funds.  Both funds outperformed the S&P 500 for the first half of 2007. For more specific information on each individual fund, I ask you to refer to the specific fund report.

Since last writing to you at the end of 2006, the stock market and economy have had some interesting times.  The first half of the year ended up being a good one for the stock market with the S&P returning 6.0% through the first 6 months of 2007. However, the first two quarters were volatile ones.  The year started off strongly, only to see the steepest sell-off since the infamous September 11,2001 fall.  The Dow Jones Industrial Average fell over 500 points intra-day on February 27th and finished the day down 416 points. In March, the market was able to recover all of this drop to finish the quarter essentially flat as the Federal Reserve made more accommodative language leading investors to think the tightening cycle is indeed done and perhaps an easing is on the horizon.  In addition, earnings continued to be strong as the majority of companies in the S&P reporting earnings beat earnings expectations on continued global economic growth.  In addition, with stocks overall at attractive valuation levels, one major driver of the market was the tremendous pick up in mergers and acquisitions. Many companies felt that their stock prices did not accurately reflect the growth and earnings they were generating and were looking for ways to create more shareholder value. Being acquired accomplished just such a reward for investors.  Many of the acquisitions were done by private equity firms or via leveraged buyouts. This became the major news story of the year, as access to capital was so easy, that every company became a potential target regardless of their size.  Private equity firms saw tremendous inflows into their funds, including major contributions from China.  Mondays came to be known as “merger Mondays” as deals got finalized over the weekend and announced at the start of the workweek.

On the downside, the housing market continued to deteriorate.  The worst performing sectors and industries for the first half of the year were dominated by housing and real estate related groups. The best performing areas were the industrial and commodity related industries.  They continued their strong performance on the back of demand mainly from China and global economic growth.  The overhang of the housing / real estate market is the biggest concern entering the second half of the year as foreclosures reach a near record high and new home construction and building permits plummet.   The question is will strong corporate earnings be enough to keep the economy moving forward with the overhand from real estate?  The Federal Reserve has continued to be on hold so far this year and continues to point toward concerns related to inflation.  At some point they may have to ease to keep the economy moving forward, but should they tighten further economic growth stands the risk of coming to a screeching halt. We will monitor closely.

Respectfully,

Ed Sheidlower, CMFC

President, Bryce Capital Funds

Bryce Capital Value Fund:

The stock market after finishing 2006 on a strong note finished the first quarter of 2007 essentially flat.  The second quarter was much improved and helped complete the first half of 2007 on a positive note.  For the first six months of 2007, the S&P was up 6.00% on a price return basis.  Your fund more than doubled that return being up 13.47% in the first half of 2007.  The Bryce Capital Value Fund also continues to be  ahead of the benchmark S&P 500 since inception of the fund.

The performance of the stock market in the first half of 2007 was driven by good corporate earnings reports as well as a huge pick up in mergers and acquisitions.  The explosion in private equity helped to lead to record corporate takeovers, many at nice premiums. The same easy access to capital that fueled the acquisitions also led to tremendous levels of stock buy back programs by companies.  These all helped to lead the market higher. This move up was not without concerns.  The housing market continues to be a drain on the consumer as seen by the large increase in foreclosures.

During the first half of the year, we adjusted our sector weightings in the Value Fund.  As a result of our concerns and the behavior of the sector, we reduced our financial weighting significantly and anticipate continuing this trend as we enter the summer and the third quarter of the year.  For the same reasons, we also reduced the weighting in the consumer discretionary sector.  We used the proceeds to add to the energy sector as oil and gas make a move back toward highs as well in the materials and industrial sectors.

On the individual stock, your fund saw contributions from a number of different stocks in a number of different sectors. The strongest positive contributor during the first half of the year was Precision Cast Parts, up 55% during the period.  This company, which manufacturers complex metal components and products benefited from strong demand for their products and reported extremely strong earnings as a result.  The second largest positive contributor was Guess?, which designs, markets and licenses causal apparel. This long term holding of the fund has continued its turn around and was up 51.5% in the six month period.  BE Aerospace, which designs, manufacturers and sells commercial and general aviation cabin interior products, was next up 50.2% during the period. This company saw strong order flow as their customers saw strong demand for aircraft.

One thing that we work hard to do is limit the downside of any one stock in the Fund.  Where as our winners are likely to be long term holdings, our losers are not.   Our list of positive contributors has many stocks up over 30, 40 and even 50%. However, the list of negative contributors to performance only saw one down over 20% and 3 more down  10% or more during the first six months of the year. All but one of these were eliminated from the fund during the quarter due to their disappointing results.  The biggest negative contribution was from Lexmark which was down 21% off of very disappointing earnings. We eliminated this manufacturer of printers and printer supplies as competition has continued to heat up in this arena and their products are becoming increasingly “commoditized”. The second largest loser in the period was Cash America International, down 17%. This company’s principal activity is to acquire, establish and operate pawn shops.  This company was hurt by discussions of potential legislation over what the industry calls “pay day loans” or short-term bridge loans that are a major source of revenue for pawn shops. With this new over hang, we exited our position in this company.

Going forward, we continue to stick to our discipline and are very comfortable with our current positioning as we enter the second half of the year.  As a fellow shareholder, again I would like to thank you for your confidence and investment in this fund.  We strive hard every single day to earn the trust you have placed in our firm.

Respectfully,

Ed Sheidlower, CMFC

Portfolio Manager

Table 1
PERFORMANCE
Annualized for the period ended June 30, 2007
		Bryce Value	Russell	S&P 500
		Fund	1000 Value
Three months	(not annualized)	6.60%	4.30%	6.20%

Six Months	(not annualized)	13.47%	5.00%	6.80%

One Year		18.90%	18.90%	20.50%

Since Inception	(September 14, 2004)	17.50%	13.63%	12.89%

Cummulative	(not annualized)	55.58%	42.10%	39.56%

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

Bryce Capital Value Fund
Investment Changes

Top Ten Stocks as of June 30, 2007
% of fund's net assets
Barnes Group	2.7
BE Aerospace	2.6
Paccar	2.6
America Movil	2.6
Precision Castparts Corp.	2.4
Guess Inc.	2.4
Wellcare Health Plans	2.3
Brush Engineer Materials	2.3
Cleveland Cliffs Inc.	2.3
Varian Semiconductor	2.3
24.5

Top Five Market Sectors as of June 30, 2007
% of fund's net assets
Industrials	18.7
Information Technology	14.9
Financials	13.2
Materials	10.5
Consumer Discretionary	9.8

Asset Allocation (% of Fund's net assets)
As of June 30, 2007

Bryce Capital Value Fund
Investments June 30, 2007
Showing Percentage of Net Assets

COMMON STOCK - 99.6%
	Shares	Value
Industrials - 18.7%
BE Aerospace	4,650	192,045
CSX Corporation	3,500	157,780
Barnes Group	6,350	201,168
Caterpillar Inc.	2,000	156,600
J B Hunt Transportation	5,100	149,532
Lincoln Electric Holdings	2,175	161,472
Paccar Inc.	2,175	189,312
Precision Castparts Corp.	1,450	175,972
		1,383,881
Consumer Discretionary - 9.8%
Guess Inc.	3,700	177,748
Bonton Stores	2,425	97,146
CBS Corp.	4,375	145,775
Phillips-Van Heusen	2,400	145,368
VF Corp.	1,725	157,976
		724,013
Consumer Staples - 9.1%
Altria Group	1,475	103,457
Church & Dwight	3,325	161,130
Heinz Co.	2,800	132,916
McDonalds Corp.	2,825	143,397
Walt Disney Company	3,825	130,586
		671,486

Energy - 8.3%
Cameron Int'l Corp.	2,050	146,514
Ensco Int'l	2,525	154,050
Helmerich & Payne	4,575	162,047
Holly Corp.	2,050	152,090
		614,701

Bryce Capital Value Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value

Financials - 13.2%
Ambac Financial Group	1,350	117,707
Dollar Financial Corp.	4,625	131,813
Goldman Sachs Group Inc.	650	140,888
Lazard Ltd.	2,875	129,461
MetLife Inc.	2,450	157,976
Morgan Stanley & Co.	1,900	159,372
Northern Trust Co.	2,150	138,116
		975,333
Health Care - 8.1%
Baxter International	2,600	146,484
Wellcare Health Plans	1,875	169,706
Zimmer Holdings	1,800	152,802
United Health Group Inc.	2,550	130,407
		599,399

Materials - 10.5%
Allegheny tech	1,275	133,722
Ball Corp.	2,950	156,852
Brush Engineering Materials	4,025	169,010
Cleveland Cliffs Inc.	2,200	170,874
Chaparral Steel	2,000	143,740
		774,198

Information Technology - 14.9%
Accenture	3,900	167,271
Arrow Electronics	4,225	162,367
Avnet	4,000	158,560
BMC Software	4,350	131,805
Corning Inc.	5,750	146,913
Oracle Corp.	7,675	151,274
Varian Semiconductor	4,975	199,299
		1,117,489

Bryce Capital Value Fund
Investments - continued

MONEY MARKET FUNDS - 0.4%
	Shares	Value

Utilities - 2.0%
Allegheny Energy	2,800	144,869
		144,869

Telecommunication Services 4.8%
America Movil	3,125	193,530
CenturyTel	3,250	159,410
		352,940

TOTAL COMMON STOCKS	126,975	7,358,309

Bank of New York Money Market Fund		19,978

TOTAL MONEY MARKET FUNDS		19,978

NET INVESTMENT ASSETS - 100.0%		7,378,287

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
as of June 30, 2007

		Bryce Capital
		Value Fund
Assets:
	Investments in securities, at fair value ($5,848,096)	7,358,309
	Cash and Cash equivalents	19,978
	Dividends and interest receivable	7,229
	Due from advisor	62,704
	Total Assets	7,448,220

Liabilities:
	Accrued Advisory Fees	3,292
	Accrued expenses and other liabilities	4,327
	Total Liabilities	7,619

	Net Assets	7,440,601

	Total Liabilities and Net Assets	$ 7,448,220

Net Assets Consist Of:
	Paid in capital	$ 5,556,987
	Accumulated net investment gain	(36,445)
	Accumulated net realized Gain from security transactions	409,846
	Net unrealized appreciation of investments	1,510,213

		$ 7,440,601

	Shares Oustanding	477,131

	Net asset value and redemption price per share	$ 15.59

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Years Ended June 30, 2007 and 2006

	Bryce Capital
	Value Fund
	2007	2006
Investment Income:
Dividends	$ 69,274	$ 24,577
Interest	2,076	4,039
Total investment income	71,350	28,616

Expenses:
Advisory fees (Note 3)	66,091	45,619
Accounting fees	25,572	19,320
Transfer agent fees	18,035	17,589
Legal fees	12,467	9,707
Audit fees	7,327	10,899
Registration fees	7,763	6,709
Shareholder reporting expense	2,243	3,882
Custody fees	3,936	6,343
Miscellaneous Fees & Expenses	4,189	2,912
Total expenses	147,623	122,980

Less:
Advisory fees waived and expenses reimbursed (Note 3)	(65,184)	(76,902)
Net expenses	82,439	46,078
Net investment loss	(11,089)	(17,462)

Net Realized and Unrealized Gain
on Investments (Notes 1 and 4):
Net realized gain from security transactions	495,953	56,915
Net change in unrealized appreciation of investments	692,884	495,400
Net realized and unrealized gain on investments	1,188,837	552,315

Net increase in net assets resulting from operations	$ 1,177,748	$ 534,853

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
Bryce Capital Value Fund

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006
From Operations:
Net investment gain/loss	$ (11,089)	$ (17,462)
Net realized gain/loss from security transactions	495,953	56,915
Net change in unrealized appreciation
of investments	692,884	495,400
Net increase in net assets
resulting from operations	1,177,748	534,853

From Capital Share Transactions:
Shares sold	1,168,779	2,839,759
Shares redeemed	(920,893)	(318,718)
Net increase in net assets from
capital share transactions	247,886	2,521,041

Net increase in net assets	1,425,634	3,055,894

Net Assets:
Beginning of Period	6,014,967	2,959,073
End of Period	$ 7,440,601	$ 6,014,967
(Includes accumulated net investment loss of:)	$ (36,445)	$ (25,356)

Capital Share Transactions:
Shares as of beginning of period	458,525	264,298
Shares sold	94,036	218,142
Shares redeemed	(75,430)	(23,915)
Shares as of end of period	477,131	458,525

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Value Fund

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006

Net Asset Value, Beginning of Period	$ 13.12	$ 11.20

Income (Loss) From
Investment Operations:
Net investment loss (1)	$ (0.02)	$ (0.05)
Net realized and unrealized gain
from investment operations (1)	$ 2.49	1.97
Total from investment operations	$ 2.47	$ 1.92

Net Asset Value, End of Period	$ 15.59	$ 13.12

Total Return (2)	18.8%	17.0%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 7,441	$ 6,015
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	2.21%	2.63%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-1.14%	2.02%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	-0.17%	-0.37%

Portfolio Turnover Rate	20.31%	40.26%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

Bryce Capital Growth Fund:

The stock market had a volatile first half of this year, but when all was said and done, finished with a gain of 6.00% as measured by the S&P 500 - price return.  The Bryce Capital Growth Fund outperformed this benchmark in the first half of the year.  The disparity of performance that I have previously written about between value stocks and growth stocks narrowed considerably during this period. Investors looked for companies with histories of strong and more predictable earnings growth than many of the deep cyclicals are able to produce year in and year out.

We made a number of changes to the sector weightings of the Fund during the first half of the year.  We reduced the weighting in the consumer discretionary and financial sectors on the back of the significant decline in the housing market. With the increasing rate of foreclosures and bankruptcies, we were more comfortable redeploying the assets into those sectors with less exposure to the potentially tapped-out consumer.

Your fund saw positive contributions in the first half of 2007 from a number of sectors of the market.  Specific stock selection rather than the over or underweight positioning of any particular sector generated the positive performance. The largest positive contributor to performance during the first two quarters of the year was also the best performer in the fund for 2006.  Crocs, which designs, manufacturers and markets footwear was up an impressive 99.1% during this period on the back of being up 81.6% in 2006.  Crocs has benefited from a continued increase in market share and numerous license agreements, such as those with Disney, the NCAA and Man Professional sports teams.  The second largest contribution was generated by Apple, which benefited tremendously from new product introductions and large market share gains. During this period, Apple was up 43.8%.  The next largest contributor was Grant Prideco, which was up 35.4% for these six months. This company which manufacturers and develops drill pipes and drill stem technologies used in oil drilling, benefited from the move up in the energy sector as a result of increased oil prices.  The next largest contributor was Garmin, which is best known for their GPS systems. This stock was up 32.9% in the first two quarters of the year on increased demand for their products.

On the downside, you will notice that none of the largest negative contributors to performance were down as much as 20% during this period.  This is by design, as one of our goals is to limit the downside of any particular name in the fund.  We are more than willing to recognize that if we missed something on a holding, we need to move on and redeploy those assets into something that has an intact story.  These negative contributors were also spread across several different sectors, with the largest being Akamai Technologies, which was down 16.5%.  Akamai works with many corporations by operating their on-line presence on the Internet by being a digital storage and delivery provider. They do this with a platform of thousands of servers in approximately 70 countries.  The stock fell after the release of their earnings report amidst concerns of a slowdown in the growth prospects, due to increased competition. We exited the position at that time due to the increased uncertainty.  The second largest negative contributor to performance during this period was Knight Capital Group. This company operates in two segments, equity market trade execution and asset management. Knight was down 15.7% during this period as a result of a disappointing earnings report. Knight attributed their results to a significant slow down in retail investor activity due to the big pull back in the market in February. The next largest detractor from performance was Constellation Brands, which was down 15.1%.  Constellation, markets, which manufacturers and distributes alcoholic beverages, saw their stock price get hurt on their warning that a grape and wine glut would significantly affect wine prices and as a result their earnings. Like Akamai, we used this news from these last two companies as a reason to exit our positions in the companies.

As we enter the third quarter of 2007, we have positioned the Fund in such a way as to perform well based on the current economic environment and the overhang of the consumer and housing.  We continue to purchase and hold only companies that meet our stringent fundamental requirements. We expect that in a more difficult economic environment, investors will look for those companies that are generating consistent earnings growth.

As a fellow shareholder, again thank you for your confidence and investment in the Bryce Growth Fund.

Respectfully,

Ed Sheidlower, CMFC

Portfolio Manager

Table 1
PERFORMANCE
Annualized for the period ended June 30, 2007
		Bryce Growth	Russell	S&P 500
		Fund	1000 Growth
Three months	(not annualized)	6.40%	6.60%	6.20%

Six Months	(not annualized)	6.74%	7.50%	6.80%

One Year		8.50%	17.70%	20.50%

Since Inception	(September 14, 2004)	7.98%	9.83%	12.89%

Cummulative	(not annualized)	23.50%	29.40%	39.56%

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

Bryce Capital Growth Fund
Investment Changes

Top Ten Stocks as of June 30, 2007
% of fund's net assets
Apple Computer Inc.	5
Garmin Ltd.	4.1
Laboratory Corp. of America	4.1
Qualcomm Inc.	4
Cerner Corp.	3.8
Affiliated Managers Group, Inc.	3.8
Gilead Sciences	3.8
Nvidia	3.6
L-3 Communications Holdings Inc.	3.6
Priceline.com Inc.	3.6
39.4

Top Five Market Sectors as of June 30, 2007
% of fund's net assets
Information Technology	22.9
Health Care	21.1
Consumer Discretionary	13.9
Industrials	13.5
Financials	12.3

Asset Allocation (% of Fund's net assets)
As of June 30, 2007

Bryce Capital Growth Fund
Investments June 30, 2007
Showing Percentage of Net Assets

COMMON STOCK - 99.2%
	Shares	Value
Industrials - 13.5%
Ametek	3,675	145,824
Ceradyne Inc.	1,875	138,675
Jacobs Engineering Group	2,600	149,526
L-3 Communications Holdings Inc.	1,650	160,694
		594,719
Consumer Discretionary - 13.9%
Coach Inc.	2,600	123,214
Crocs Inc.	3,500	150,605
Garmin Ltd.	2,450	181,227
Priceline.com Inc.	2,300	158,102
		613,148
Consumer Staples - 8.6%
Hansen Natural Corporation	3,300	141,834
CVS Caremark Corp	3,700	134,865
Pepsico Inc.	1,600	103,760
		380,459
Energy - 5.8%
Grant Prideco Inc.	2,200	118,426
Nabors Industries Ltd.	4,075	136,024
		254,450
Financials - 12.3%
Affiliated Managers Group, Inc.	1,300	167,388
Merrill Lynch & Co.	1,425	119,102
Northern Trust Co.	2,000	128,480
Willis Group Holdings	2,950	129,977
		544,947

Bryce Capital Growth Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value
Health Care - 21.1%
Gilead Sciences	4,300	166,712
Cerner Corp.	3,025	167,796
Coventry Health Care	2,450	141,242
LifePoint Hospitals Inc.	3,650	141,182
Stryker Corp.	2,150	135,643
Laboratories Corp. of America Holdings	2,300	179,998
		932,573

Information Technology - 22.9%
Apple Computer Inc.	1,825	222,723
Cisco Systems	5,450	151,782
Nvidia	3,900	161,109
Google Inc.	300	157,014
Qualcomm Inc.	3,150	136,678
Saytam Computer Services	5,725	141,751
		971,057

TOTAL COMMON STOCKS		4,291,353

MONEY MARKET FUNDS - 0.8%

Bank of New York Money Market Fund		64,719

TOTAL MONEY MARKET FUNDS		64,719

NET INVESTMENT ASSETS - 100.0%		4,356,072

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
as of June 30, 2007

		Bryce Capital
		Growth Fund
Assets:
	Investments in securities, at fair value (Cost 3,566,967)	4,291,353
	Cash and Cash equivalents	64,719
	Receivable for investments sold	167,197
	Dividends and interest receivable	799
	Due from advisor	113,124
	Total Assets	4,637,192

Liabilities:
	Payable for investments purchased	166,275
	Accrued Advisory Fees	1,654
	Accrued expenses and other liabilities	10,966
	Total Liabilities	178,895

	Net Assets	4,458,297

	Total Liabilities and Net Assets	$ 4,637,192

Net Assets Consist Of:
	Paid in capital	3,915,364
	Accumulated net investment loss	(53,500)
	Accumulated net realized loss from security transactions	(127,953)
	Net unrealized appreciation of investments	724,386

		$ 4,458,297

	Shares Oustanding	359,909

	Net asset value and redemption price per share	$ 12.39

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Years Ended June 30, 2007 and 2006

	Bryce Capital
	Growth Fund
	2007	2006
Investment Income:
Dividends	$ 15,752	$ 14,618
Interest	1,286	1,525
Total investment income	17,038	16,143

Expenses:
Advisory fees (Note 3)	34,950	34,925
Accounting fees	21,592	19,974
Transfer agent fees	15,240	15,807
Legal fees	12,467	11,585
Audit fees	7,327	10,899
Registration fees	7,990	5,998
Shareholder reporting expense	4,495	8,744
Miscellaneous Fees & Expenses	3,450	2,912
Custody fees	3,936	3,300
Total expenses	111,447	114,144

Less:
Advisory fees waived and expenses reimbursed (Note 3)	(71,494)	(77,120)
Net expenses	39,953	37,024
Net investment loss	(22,915)	(20,881)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 4):
Net realized gain/(loss) from security transactions	87,285	(79,497)
Net change in unrealized appreciation of investments	301,549	208,977
Net realized and unrealized gain on investments	388,834	129,480

Net increase in net assets resulting from operations	$ 365,919	$ 108,599

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
Bryce Capital Growth Fund

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006
From Operations:
Net investment loss	$ (22,915)	$ (20,881)
Net realized gain from security transactions	87,285	(79,497)
Net change in unrealized appreciation
of investments	301,549	208,977
Net increase in net assets
resulting from operations	365,919	108,599

From Capital Share Transactions:
Shares sold	880,647	1,749,442
Less: Shares redeemed	725,168	243,181
Net increase in net assets from
capital share transactions	155,479	1,506,261

Net increase in net assets	521,398	1,614,860

Net Assets:
Beginning of Period	3,936,899	2,322,039
End of Period	$ 4,458,297	$ 3,936,899
(Includes accumulated net investment loss of:)	$ (53,500)	$ (30,585)

Capital Share Transactions:
Shares as of beginning of period	345,578	216,943
Shares sold	68,713	148,816
Shares redeemed	(54,382)	(20,181)
Shares as of end of period	359,909	345,578

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Growth Fund

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006

Net Asset Value, Beginning of Period	$ 11.39	$ 10.71

Income (Loss) From
Investment Operations:
Net investment loss (1)	$ (0.06)	$ (0.07)
Net realized and unrealized gain (loss)
from investment operations (1)	$ 1.06	0.75
Total from investment operations	$ 1.00	$ 0.68

Net Asset Value, End of Period	$ 12.39	$ 11.39

Total Return (2)	8.8%	6.4%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 4,458	$3,937
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	2.95%	3.41%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-2.54%	-2.92%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	-0.82%	-0.62%

Portfolio Turnover Rate	31.04%	41.91%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

BRYCE CAPITAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2007

Note 1.  Organization

Bryce Capital Funds (the “Trust”) was organized as a Delaware business trust formed on April 1, 2004 and currently offers two series: Bryce Capital Growth Fund and Bryce Capital Value Fund (each, a “Fund” or a “Series”). Each Series is authorized to issue an unlimited number of shares, par value $.001 per share. All shares of each Series have equal rights and privileges.

The Trust is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund commenced investment operations on September 14, 2004.  Each Fund’s business and affairs are managed by its officers under the direction of the Board of Trustees.  Each Fund’s investment objective is to seek long-term growth of capital.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. NASDAQ traded securities are valued at the NASDAQ official closing price (NOCP).  Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.  Short-term investments held by a Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - Each Fund records dividends and distributions to shareholders on the ex-dividend date.  Each Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Costs incurred in connection with the Fund’s organization are paid by “the Funds” investment advisor Bryce Capital Management, LLC.

Reclassifications

Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.

Note 3.  Investment Advisory Fee and Other Transactions

The Trust has entered into an investment advisory agreement (the “Agreement”) on behalf of each Fund with Bryce Capital Management, LLC. (the “Adviser”). Pursuant to the Agreement, the Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trust’s Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Funds.   For its services, the Adviser receives a fee, paid monthly, calculated at an annual rate of 1.00% of each Fund’s average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent a Fund’s operating expenses exceed 1.25% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of each Fund’s average daily net assets. The Fund has a recapture agreement with the Adviser allowing for reimbursement of waived fees and/or reimbursed fees subject to the expense limits of the Funds.  For the period ended June 30, 2007, the Adviser waived fees amounting to the following:

Bryce Capital Value Fund	$65,184
Bryce Capital Growth Fund	$71,494

The Trust has entered into a Fund Accounting Service Agreement and a Transfer Agency and Service Agreement (“Agreements”) with Gemini Fund Services, LLC (“GFS”).  Pursuant to the Agreements, GFS serves as Transfer Agent and Dividend Disbursing and Fund Accounting Agent to each Fund.  For these services, each Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets, subject to certain minimum requirements.

Aquarius Fund Distributors, LLC (“AFD”) is the Distributor of the Trust.  The Trust on behalf of each Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of each Fund’s shares and for the printing of all Fund prospectuses used in connection with distribution and sale of each Fund’s shares. Each Fund will pay the Distributor a fee calculated at an annual rate of .25% of the Fund’s average daily net assets. During the period ended June 30, 2007, the Plan was not in effect, hence the Funds did not accrue any fees and no payments were made.

Note 4.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for each Fund for the period ended June 30, 2007 were approximately as follows:

	Capital Value Fund	Capital Growth Fund
Purchases	$7,545,647	$6,915,479
Sales	$7,271,931	$6,861,394

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

	Capital Value Fund	Capital Growth Fund
Gross unrealized appreciation	$1,553,450	$742,188
Gross unrealized depreciation	$(43,237)	$(17,802)
Net unrealized appreciation	$1,510,213	$724,386

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption/exchange fees1; and (2) ongoing costs, including management fees; distribution and service fees (12b-1) fees2; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in our Funds and to compare these costs with the ongoing costs of other mutual funds.

The example is based on an investment on $1,000 made at the beginning of the period and held for the entire period from January 1, 2007 to June 30, 2007.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund.  You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 divided by $1,000 =8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the Funds and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in our Funds to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees.  Therefore the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Bryce Value Fund	Expense Ratio	Beginning Account Value 1/01/07	Ending Account Value[3] 6/30/07	Expenses Paid 1/01/07–06/30/07
Actual	1.25%	$1,000	$1,018.60	$6.30
Hypothetical	1.25%	$1,000	$1,018.60	$6.30

Bryce Growth Fund	Expense Ratio	Beginning Account Value 1/01/07	Ending Account Value[3] 6/30/07	Expenses Paid 1/01/07–06/30/07
Actual	1.25%	$1,000	$1,018.60	$6.30
Hypothetical	1.25%	$1,000	$1,018.60	$6.30

1 Bryce Capital Funds are no-load funds.  There is no front or back end sales charge. Each Fund is required by law to assess a redemption fee equal to 2% of the net amount of the redemption on the redemption of its shares that are held for less than 5 business days.

2 Bryce Capital Funds do not pay any distribution or service (12b-1) fees. On June 28, 2004, the Trust’s Board of Trustees approved, on behalf of each Fund, a Plan of Distribution (the “12b-1 Plan”) that will not be implemented until a later date, to be determined by the Board of Trustees.

3 Return and expenses amortized for partial year 1/01/07 to 06/30/07.

TRUSTEES AND OFFICERS

Overall responsibility for conduct of the Trust’s affairs rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated in a separate table below.  The Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.  The Trust’s bylaws contain procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Trustees.

Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Pamela Evans, 49	Trustee	2004	See Below	2
Robert Wayland-Smith 63	Trustee	2004	See Below	2
Kathleen Wright, 58	Trustee	2006	See Below	2

                                                *

                                                Please see each Board member’s personal description below.

Interested Trustees Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Edmond Sheidlower, 40	President	2004	Principal – Bryce Capital	2
Dennis Lohouse, 54	CFO	2004	Principal – Bryce Capital	2

                                                *

                                                Please see each Board member’s personal description below.

Pamela Evans.  Ms. Evans has more than 23 years of sales, marketing and operating experience in the global markets. As a marketing executive dealing with innovative, durable and consumer packaged goods, she has worked with Eveready Battery Company, Ralston Purina, Union Carbide, Olympus America, Esselte Pendaflex and, most recently, The Sentry Group. In each case she has provided strategic planning, brand building and revitalizing and increased corporate positions in the marketplace.

At Sentry Group she played a key role in increasing global sales and new product introduction. She is currently working with Proctor and Gamble and the Gillette Company on strategic shopper based design initiatives.

Ms. Evans is on the Board of Directors of The Humane Society at Lollypop Farm, The Little Theatre in Rochester and is a member of the Board of Advisors of Electri-Cord Manufacturing Company.

Robert Wayland-Smith.   Mr. Wayland-Smith joined Lincoln Rochester Trust Company, a predecessor of JPMorgan Chase & Co., in 1967 as a management trainee in the portfolio and liability management department.  During his 31-year career at the bank he served in a number of senior management positions including municipal dealership, portfolio and liability management, financial and investment services, and personal and institutional trust.  He served as President and CEO of the Rochester Division from 1988 through June 1993.  At the time of his retirement in December 1998, he was the Senior Upstate Trust and Investment Division Executive for the Chase Manhattan Bank.

A native of Oneida, New York, Wayland-Smith graduated from the University of Rochester in 1965 with a Bachelor of Arts degree in Economics.  He has two married daughters who are elementary school teachers.

Active in a number of community and professional organizations, Wayland-Smith currently serves on the Board of Directors of the Greater Rochester Individual Practice Association, the Board of Trustees of Rochester Institute of Technology, the Board of Trustees of the Center for Governmental Research, Inc., Chair of the College Council at SUNY Geneseo, the Board of Trustees of the Oneida Community Mansion House, the Finance and Investor Relations Committee of the Greater Rochester Enterprise, the Prospect Research and Leadership Giving Committees of the United Way and the Development Committee of Hope Hall School.

Kathleen Wright.   Ms. Wright brings over 40 years of financial services experience to the Board of Bryce Capital Funds. Her career started at Basch and Company in their mutual funds division. After moving to Rochester, New York she spent 18 years at The Chase Manhattan Bank as manager of Institutional Trust Services, wherein she managed custody, corporate trust and fiduciary services for institutions and money managers. In 1993 she co-founded Epic Advisors, a nationally recognized TPA and recordkeeping firm, providing 401k and pension plan services to plan sponsors and plan participants.

Epic Advisors was acquired by a regional banking institution in 2005 and Ms. Wright now devotes her entrepreneurial skill and expertise working with not-for-profit organizations in Western New York. She is currently the Chairperson of the Rochester Women’s Foundation.

Edmond D. Sheidlower, CMFC.  Mr. Sheidlower has 17 years of significant investment experience. Prior to co-founding Bryce Capital Management, Mr. Sheidlower spent 11 years in the investment business, the last 9 years at Chase Manhattan Bank. In his most recent position he was a Portfolio Manager in Chase's Personal Trust & Investment Asset Management Group, responsible for the management of over $300 million in client assets.

Prior to joining Chase's Personal Trust & Investment Asset Management Group he was a member of Chase's Institutional Asset Management team, where he served as Equity Research coordinator for the Upstate Regional Bank and was associate portfolio manager of Chase’s equity mutual and collective funds.

A 1988 graduate of Hobart College in Geneva, New York, Mr. Sheidlower holds a Bachelor of Arts degree in Economics and he has earned the Chartered Mutual Fund Counselor (CMFC) designation.

Dennis E. Lohouse, CFA.  A founding partner of Bryce Capital Management, Mr. Lohouse began his career in the investment business as a securities analyst in the Equity Research department of Chase Manhattan Bank in 1986. In 1987 he was appointed Director of Research with responsibility for stock research and trading. In that same year he became co-manager of the Trinity Equity Trust, a $200 million diversified equity fund.

In 1990 he moved to Chase's investment banking group and specialized in valuations of corporations and closely held businesses.  Early in 1992, he was named Manager of Chase's Institutional Investment Group.  In 1994, Mr. Lohouse assumed responsibility for all Upstate Corporate and Institutional businesses and was appointed Chief Investment Officer in January of 1995.  He was also a Managing Director and registered principal of Chase Securities Inc.

He holds an MBA in Finance and Accounting from the William E. Simon School at the University of Rochester, an MS in Economics and a BA in Psychology both from the State University of New York at Buffalo. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the American Society of Appraisers, the Treasury Management Association and the International Association of Financial Planners.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Bryce Capital Value Fund

Pittsford, New York

We have audited the accompanying statement of assets and liabilities of Bryce Capital Value Fund, including the schedule of investments, as of June 30 2007, and the related statements of operations, changes in net assets, and the financial highlights for the years ended June 30, 2007 and 2006.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bryce Capital Value Fund as of June 30, 2007, and the results of its operations, changes in net assets, and its financial highlights for the years ended June 30, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg & Co., LLP

Rotenberg & Co., LLP

Rochester, New York

August 8, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Bryce Capital Growth Fund

Pittsford, New York

We have audited the accompanying statement of assets and liabilities of Bryce Capital Growth Fund, including the schedule of investments, as of June 30 2007, and the related statements of operations, changes in net assets, and the financial highlights for the years ended June 30, 2007 and 2006.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bryce Capital Growth Fund as of June 30, 2007, and the results of its operations, changes in net assets, and its financial highlights for the years ended June 30, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg & Co., LLP

Rotenberg & Co., LLP

Rochester, New York

August 8, 2007

Your Notes

Bryce Capital Funds

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

1-866-62-BRYCE

www.brycefunds.com

Not FDIC Insured – May Lose Value – No Bank Guarantee

For more complete information, including fees, risks and expenses please call the Bryce Capital Funds Group at 1-866-62-BRYCE or go to our website at www.brycefunds.com for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Bryce Capital Growth Fund and Bryce Capital Value Fund. A description of the funds’ voting policies and procedures is available without charge upon request, by calling the Bryce Capital Funds Group toll free number above or by accessing the SEC’s website at http://www.sec.gov.

Copyright 2006 Bryce Capital Management, LLC

Item 2. Code of Ethics.   Exibit a(1) Code of Ethics

Item 3. Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services.   Accountant fees included under Item 1.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bryce Capital Funds

By (Signature and Title)

*/s/ Edmond D. Sheidlower

       Edmond D. Sheidlower, President

Date

8/29/07

By (Signature and Title)

*/s/ Dennis E. Lohouse, CFA

       Dennis E. Lohouse, CFA, Treasurer

Date

8/29/07